SIGNIFICANT ACCOUNTING POLICIES: Restoration and environmental obligations policy (Policies)	12 Months Ended
Jan. 31, 2023
Policies
Restoration and environmental obligations policy

Restoration and environmental obligations

The Company recognizes liabilities for statutory, contractual, constructive or legal obligations associated with the retirement of the assets, when those obligations result from the acquisition, construction, development or normal operation of the assets. The net present value of future restoration cost estimates arising from the decommissioning of plant and other site preparation work is capitalized to the related asset along with a corresponding increase in the restoration provision in the period incurred. Discount rates using a pre-tax rate that reflect the time value of money are used to calculate the net present value.

As at January 31, 2023, 2022 and 2021, the Company had not recognized any provisions for restoration and environmental obligations.